UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

790 North Water Street, Suite 1200, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 790 North Water Street, Suite 1200, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615

 (With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a) Report of Stockholders

Heartland Funds
America's Value Investor®

Consistent Discipline, Fundamental Value

ANNUAL REPORT

December 31, 2021

Mid Cap Value Fund

Value Plus Fund

Value Fund

A MESSAGE FROM OUR PRESIDENT AND CEO	1
HEARTLAND MID CAP VALUE FUND
Management’s Discussion of Fund Performance	2
HEARTLAND VALUE PLUS FUND
Management’s Discussion of Fund Performance	4
HEARTLAND VALUE FUND
Management’s Discussion of Fund Performance	6
THE HEARTLAND FAMILY OF EQUITY FUNDS
Additional Fund Characteristics	8
FINANCIAL STATEMENTS
Schedules of Investments	9
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	30
ADDITIONAL INFORMATION
Federal Income Tax Information	31
Expense Examples	32
Other Information	32
Definitions and Disclosures	33
Board Review of Investment Advisory Agreement	34
Information Regarding Executive Officers and Directors	36

“In any sort of a contest… it’s an enormous advantage to have opponents who have been taught that it’s useless to even try…”
—Warren Buffett

Dear Fellow Shareholders,

For the past decade, the advantage described by Mr. Buffett has been cold comfort to fundamental investors who believe in the power of bottom-up analysis. Instead of leveraging the benefits of their work, portfolio managers with an active approach had to watch as index funds were flooded with cash and valuations for growth stocks hit stratospheric levels.

However, 2021 saw signs that investors were starting to say “enough.” Flows out of actively managed funds and into passive products slowed according to data from the Investment Company Institute, and performance for small cap value stocks ended the year on equal footing with returns posted by mega caps. The emerging trend had a meaningful impact on the performance of attractively valued businesses.

As value investors, we were cheered by this budding return of reason but recognize not all investors have abandoned their spendthrift ways. Whether it is total sales in Manhattan’s luxury home market clocking in at 30% higher than the previous highwater mark set in 2015 or investment bankers bringing a record volume of initial public offerings to market, pockets of the public seem to still be clinging to a “price is no object” mentality.

For equities, the result has been a sliver of stocks driving returns of broad indices. For instance, just five companies accounted for nearly 65% of the gains in the tech-heavy Nasdaq 100® Index for the year. The byproduct of investors chasing the largest names has resulted in top-heavy indices, as shown in this chart, where a handful of names can make or break performance for passive investors.

Tail Wagging the Dog?

S&P 500 Index Concentration
Monthly 1/31/1972 - 12/31/2021
Weight of the Top 10 Largest Stocks in the S&P 500 Index
as a Percent of the Total Index Market Capitalization
12/31/2021 = 29.6%
50.0-Year Mean = 22.2%
34
32
30
28
26
24
22
20
18
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020
Source: Ned Davis Research, Inc.

Source: S&P Dow Jones Indices and Ned Davis Research, Monthly data from 01/31/1972 to 12/31/2021. Copyright 2021 Ned Davis Research, Inc. Further distribution prohibited without prior permission. All Rights Reserved. See NDR Disclaimer at www.ndr.com/copyright. html. All indices are unmanaged. It is not possible to invest directly in an index. The S&P provides an indication of broad market performance but is not a benchmark of the Funds. Past performance does not guarantee future results.

The emergence of the Omicron COVID-19 variant and the knee-jerk selloff that followed provides a vivid example of how fluid the economic narrative has become—and the risk index investors can face when today’s market darlings become dogs overnight.

While we cannot predict the ebb and flow of economic growth, we recognize a pullback is a distinct possibility in the year ahead. We will stick with our time-tested process. As such, we are steadfast in our focus on finding businesses with attractive valuations, balance sheet strength, and catalysts that can result in a change in perception by investors. This approach should result in a favorable risk-reward profile in the quarters and years ahead. Or, to paraphrase Mr. Buffett, we firmly believe there is a point in trying.

Sincerely,

Will Nasgovitz
President and Chief Executive Officer
Heartland Funds

PORTFOLIO MANAGEMENT TEAM	Colin P. McWey, CFA Will R. Nasgovitz Troy W. McGlone, CFA

MANAGEMENT REPORT

Equities closed the year on a high note. However, as the major indices reached new heights, investors grew wary of the long-term impact of a new wave of COVID-19 cases, stubborn inflation, and a growing consensus that the Federal Reserve would likely begin tightening monetary policy sooner than had been anticipated just a few months ago.

The expectation that inflation and interest rates were likely to be higher for longer hurt growth-oriented businesses that had been riding high on optimism that they could deliver earnings expansion at some point in the future. The Heartland Mid Cap Value Fund Investor Class kept pace with its Russell Midcap® Value Index benchmark for the year, returning 28.12% versus 28.34%.

The resiliency of the consumer has been a driving force over the past 18 months as the economy rebounded from early COVID-19 lows. While inflation may be a challenge to spending habits in the new year, the portfolio benefited from holdings that we believe are less economically sensitive and should continue to perform as government stimulus payments fade. Dollar Tree Inc. (DLTR) provides an example of our approach.

Dollar Tree owns two brands, Dollar Tree and Family Dollar, each operating roughly 8,000 locations in the United States and Canada. The Dollar Tree brand has historically operated a true dollar store with its locations offering products at the fixed $1 price point.

Shares of Dollar Tree were up to close out 2021 as investors applauded management’s move to raise the price point of goods sold at Dollar Tree to $1.25, which is expected to offset inflation pressures for the company and help it maintain margins on the goods it sells. Additionally, as headwinds have begun to emerge for consumers, the company’s mix of products, in our view, should produce more resilient sales among its cost-conscious customers.

A renewed interest in less-volatile industries and income-generating businesses helped propel higher defensive areas such as Utilities. Our holdings in the sector were up during the period and outperformed the benchmark on a relative basis, led by Exelon Corp (EXC).

The company is a large multi-state utility with regulated as well as unregulated operations. Following a strategic review, Exelon announced a plan this year to separate the two businesses. Since the time of the announcement, investors have gotten a clearer view into prospects of both operations and have seen improvements in results, and shares have appreciated. The decision and recent improvements, in our view, sets the stage for a further re-rating of the company.

Based on our analysis, investors appear to be undervaluing both of Exelon’s business lines under the current operating structure. We believe the regulated line has desirable transmission/distribution assets and strong opportunities for rate base growth. Meanwhile, the unregulated merchant power segment trades at less than 5x enterprise value/earnings before interest, taxes, depreciation, and amortization, which represents a steep discount to the average multiple for publicly traded power companies.

Health Care names in both the portfolio and benchmark posted middling gains for the year. The strategy’s holdings in the sector trailed the benchmark average, and the group contained a key detractor, Encompass Health Corporation (EHC).

Encompass provides inpatient rehabilitation services as well as home-based health and hospice care. Both businesses enjoy a competitive advantage over many of their peers and, we believe, are well positioned to grow both organically and by acquiring smaller competitors that could further economies of scale.

A labor shortage has taken a toll on sales and profit margins at Encompass as the company struggles to fill positions in a challenging environment for nursing wages and availability. Revenues have also been hurt by a slowdown in elective surgeries performed, which results in a smaller pool of patients in need of rehabilitation services.

With shares producing an 8% free cash flow yield and trading at just 9x 2022 enterprise value/earnings before interest, taxes, depreciation, and amortization, we believe our patience will be rewarded.

As companies adjust to growing economic headwinds, volatility could remain elevated during the coming quarters. In fact, the emergence of the Omicron COVID-19 variant provides a vivid example of how fluid the economic narrative has become and how quickly today’s market darlings can become tomorrow’s dogs.

While we cannot predict when economic growth will falter, our recognition that it is a distinct possibility serves as a reminder to stick with our time-tested process.

CFA® is a registered trademark owned by the CFA Institute.

FUND SUMMARY

Average Annual Total Returns as of December 31, 2021	Inception Date	One Year	Three Years	Five Years	Since Inception
Investor Class (HRMDX)	10/31/14	28.12%	19.74%	11.15%	10.62%
Institutional Class (HNMDX)	10/31/14	28.39%	20.00%	11.43%	10.89%
Russell Midcap® Value Index	—	28.34%	19.62%	11.22%	10.11%

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/21, the Net Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.10% and 0.85%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.10% of the Fund’s average daily net assets for the Investor Class and 0.85% for the Institutional Class, through at least May 1, 2022, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Gross Fund Operating Expenses would be 1.21% and 0.96% for the Investor and Institutional Class, respectively.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION — 10/31/14 — INVESTOR CLASS SHARES

SECTOR ALLOCATION — % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long–term capital appreciation. It invests in mid-size, dividend paying companies with a market cap range defined by the Russell Midcap® Index. The Fund utilizes Heartland’s disciplined and time–tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. The Fund also invests in mid-sized companies on a value basis. Mid-sized securities generally are more volatile and less liquid than those of larger companies. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS
Number of holdings (excludes cash equivalents)	54
Net assets	$309 mil.
NAV (Investor Class)	$13.47
NAV (Institutional Class)	$13.53
Median market cap	$9.4 bil.
Weighted average market cap	$15.4 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

FirstEnergy Corp.	3.62%
Cal-Maine Foods, Inc.	3.32
F5 Networks	3.29
PPG Industries, Inc.	3.25
Advance Auto Parts, Inc.	3.03
PS Business Parks, Inc.	2.99
Encompass Health Corp.	2.98
Kennametal, Inc.	2.78
NOV, Inc.	2.74
Quest Diagnostics, Inc.	2.68

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/2021.

PORTFOLIO MANAGEMENT TEAM	Brad A. Evans, CFA Andrew J. Fleming, CFA

MANAGEMENT REPORT

The migration into large-cap companies that started midyear continued; however, shares of smaller attractively valued businesses still posted strong returns for 2021. Beneath the bullish headline gains, individual stock performance suggested investor optimism was beginning to fade. The rapid spread of the Omicron COVID-19 variant, sticky inflation, and a growing concern that the Federal Reserve could start to tighten monetary policy prompted investors to be more selective in the types of companies they bought.

The Heartland Value Plus Fund Investor Class participated in the strong run for equities for the year but lagged the Russell 2000® Value Index, returning 24.85% versus 28.27%. Holdings in Information Technology (IT) and Health Care were up on both an absolute and relative basis. Holdings in Energy were up but underperformed the benchmark average for the group.

The portfolio’s IT holdings boosted results, and we continue to find opportunities in a variety of industries in the space. Methode Electronics Inc. (MEI), a manufacturer of electronic controls and components primarily for the automobile and industrial end markets, is an example of the type of business we favor.

Shares of Methode advanced double-digits during the year following solid earnings results and a robust sales forecast for 2022 along with improving margins.

The company is experiencing strong growth in its industrial lighting business, and its electric/hybrid auto business could double this year from strong 2021 levels. Additionally, Methode’s management team has been aggressive in paying down debt and has optimized costs following recent acquisitions.

With Methode shares trading at 6.8x estimates of 2023 EV/EBITDA, we believe the company is an attractive opportunity to capture growing cash flows at a price that could mitigate downside risk.

The portfolio’s Health Care names were up on a relative and absolute basis and built on strength they enjoyed in late 2020. Shares of Cross Country Healthcare Inc. (CCRN), a health care staffing firm, were up sharply as demand for health care workers remains high in the face of nursing shortages. We expect rates will remain elevated in response to the ongoing pandemic and revenue should remain strong.

Stock selection in Energy was positive on an absolute basis but detracted from relative results for the one-year period. The group has been aided by a recovery in demand for oil since the pandemic lows coupled with restrained growth in supply from oil producers. We’ve been finding attractive opportunities in the sector beyond producers. ChampionX Corporation (CHX), a provider of chemistry solutions and equipment and technology to exploration and production companies in the oil industry, demonstrates our approach. The company generated solid earnings for the year and also benefited from management’s ability to effectively manage supply chain challenges without any significant disruptions.

Growing economic headwinds ranging from another wave of COVID-19 infections to surging inflation and tightening monetary policy by the Federal Reserve are becoming too hard for investors to ignore.

As the reality of a post-stimulus economy begins to sink in, investors should begin to reconsider previous expectations. The ability of marginal businesses to ride along on the back of a resurging economy seems to be coming to an end. The prudent path forward, in our view, is to focus on mitigating potential downside risk and seeking out business with idiosyncratic opportunities to bolster cash flow generation. We believe this approach will produce a portfolio of companies that should endure and thrive over the long term.

CFA® is a registered trademark owned by the CFA Institute.

FUND SUMMARY

Average Annual Total Returns as of December 31, 2021	Inception Date	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years	Twenty-Five Years	Since Inception
Investor Class (HRVIX)	10/26/93	24.85%	21.01%	11.07%	9.91%	8.50%	10.03%	9.58%	10.43%
Institutional Class (HNVIX)	5/1/08	25.11%	21.29%	11.32%	10.16%	8.74%	10.22%	9.73%	10.57%
Russell 2000® Value Index	—	28.27%	17.99%	9.07%	12.03%	7.19%	9.18%	9.58%	10.11%

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/21, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.23% and 0.97%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION — 10/26/93 — INVESTOR CLASS SHARES

SECTOR ALLOCATION — % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	50
Net assets	$489 mil.
NAV (Investor Class)	$39.68
NAV (Institutional Class)	$39.39
Median market cap	$2.1 bil.
Weighted average market cap	$2.8 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Portland General Electric Co.	4.33%
Methode Electronics, Inc.	3.52
Phibro Animal Health Corp. (Class A)	3.16
Harley-Davidson, Inc.	3.04
ChampionX Corp.	3.04
Knowles Corp.	2.81
Haemonetics Corp.	2.76
Materion Corp.	2.72
PotlatchDeltic Corp.	2.71
Brady Corp. (Class A)	2.59

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/2021.

PORTFOLIO MANAGEMENT TEAM	Bill J. Nasgovitz Will R. Nasgovitz

MANAGEMENT REPORT

“Mr. Market’s job is to provide you with prices; your job is to decide whether it is to your advantage to act on them.” —Benjamin Graham

After years of Mr. Market seeming to have free rein to name any price he wanted, 2021 saw signs that investors were starting to say enough. Performance for the small-cap value index ended the year on equal footing with returns posted by the S&P 500 and roughly 10X the return for the small-cap growth index. The emerging trend provided a tailwind for attractively valued businesses, and the Fund beat its benchmark during the fourth quarter. For the year, investor shares of the Heartland Value Fund Investor Class (HRTVX) were up 21.81% versus 28.27% for the Russell 2000® Value Index.

As value investors, we cheered this budding return of reason but recognize not all investors have abandoned their spendthrift ways. For equities, the result has been a sliver of stocks driving returns of broad indices. For instance, just five companies accounted for over 60% of the gains in the tech-heavy Nasdaq 100® Index for the year. The byproduct of investors chasing the largest names has resulted in top-heavy indices where a handful of names can make or break performance for passive investors.

In response, we continue to focus our relentless research on identifying and owning companies that are poised to succeed against a variety of backdrops or those that are priced at significant discounts to peers regardless of the sector. This bottom-up emphasis resulted in the Fund being underweight in Energy, which detracted from relative results. An underweight to Financials also detracted but strong stock selection more than offset impact. Below are a few examples of the results of our research that impacted Fund performance in 2021.

The portfolio’s Financials holdings have been a source of strength throughout 2021. While shares of large national banks cooled late in the year on concerns that loan losses could inch higher, we continue to find well run regional players that are thriving by serving unique niches. Capital City Bank Group, Inc. (CCBG), is a prime example of our approach.

The bank serves the booming state of Florida and fast-growing Southeastern U.S. through its 57 branches. We’ve been long-term investors in Capital City, attracted by its unique position as one of the largest publicly traded financial holding institutions headquartered in Florida, conservative long-term capital allocation strategy, and significant insider ownership.

Value Fund Valuations

Source: FactSet Research Systems Inc., Russell®, Standard & Poor’s, and Heartland Advisors, Inc., as of 12/31/2021. Price/Earnings and EV/EBITDA are calculated as weighted harmonic average. Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Certain outliers may be excluded. Economic predictions are based on estimates and are subject to change. All indices are unmanaged. It is not possible to invest directly in an index. Past performance does not guarantee future returns. Past performance does not guarantee future returns.

Capital City has made the most of population increases as reflected by its five-year compounded 35% annual growth rate. Additionally, management has been able to produce a 9.5% return on equity, outpacing the roughly 7% rate of the average regional bank.

Despite its high-growth footprint and strong management, shares of Capital City are priced at a nearly 10% discount to competitors.

Shares of many Health Care companies were down as the continuing threat of COVID-19 dampened demand for elective medical procedures and health care providers struggled to maintain adequate staffing in the face of burnout and resistance to vaccine mandates. The Fund’s holdings outperformed on a relative basis but detracted from absolute results.

Instead of trading on every new wrinkle in the ongoing pandemic, we’ve taken the long view by focusing on owning businesses that we believe are well positioned to drive consistent growth when the shadow of COVID-19 fades.

Perrigo Company PLC (PRGO), a pharmaceutical business and leading maker of private-label over-the-counter products, is one such opportunity. While the company is lumped in with more volatile pharma companies, we view it as a consumer-packaged goods business that offers a one-of-a-kind product platform characterized by a stable, growing, and valuable cash flow stream.

A new management team with a strong track record was hired in late 2018 to rectify stumbles made by previous leadership. We’ve been pleased with the strides taken and believe recent supply chain issues and reduced demand for its cold and cough products are directly related to COVID-19 and are, therefore, temporary. With shares trading at close to stated book value and 13X next year’s estimated earnings before interest, taxes, depreciation, and amortization (EBITDA), the team views Perrigo as a compelling opportunity for the quarters to come.

Walking the Value Walk

Proof of our unwavering focus on prices paid for opportunities is illustrated in the chart above displaying the extreme valuation discount of the Fund compared to the major indices. We believe the 11 portfolio holdings snapped up this year at premiums by strategic buyers highlights that we are not alone in recognizing the attractiveness of a value-driven approach.

FUND SUMMARY

Average Annual Total Returns as of December 31, 2021	Inception Date	One Year	Three Years	Five Years	Ten Years	Fifteen Years	Twenty Years	Twenty-Five Years	Since Inception
Investor Class (HRTVX)	12/28/84	21.81%	17.58%	9.14%	9.43%	5.69%	8.30%	9.12%	11.57%
Institutional Class (HNTVX)	5/1/08	21.96%	17.75%	9.31%	9.60%	5.87%	8.43%	9.23%	11.64%
Russell 2000® Value Index	—	28.27%	17.99%	9.07%	12.03%	7.19%	9.18%	9.58%	11.17%

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/21, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.10% and 0.95%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION — 12/28/84 — INVESTOR CLASS SHARES

SECTOR ALLOCATION — % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation through investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in micro- and small-cap companies. The micro- and small-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	98
Net assets	$753 mil.
NAV (Investor Class)	$46.43
NAV (Institutional Class)	$47.58
Median market cap	$1.0 bil.
Weighted average market cap	$2.5 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Century Communities, Inc.	3.80%
Vonage Holdings Corp.	2.76
Vistra Corp.	2.42
Cowen, Inc. (Class A)	2.40
Radian Group, Inc.	2.10
Shyft Group, Inc.	1.96
Canadian Western Bank	1.90
First Internet Bancorp.	1.88
Photronics, Inc.	1.88
Pretium Resources, Inc.	1.87

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/2021.

SECTOR ALLOCATION — % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2021. These sectors represent groupings of industry classifications.

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Communication Services	3.3%	2.4%	2.1%
Consumer Discretionary	8.5	5.5	14.6
Consumer Staples	9.4	9.2	2.7
Energy	6.5	5.0	4.9
Financials	10.4	14.9	19.5
Health Care	14.9	15.8	8.1
Industrials	14.3	18.5	16.4
Information Technology	10.5	6.3	11.0
Materials	8.1	9.2	7.7
Real Estate	5.7	7.7	7.7
Utilities	7.4	4.3	5.0
Short-Term Investments	1.0	1.2	0.3
Total	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

HEARTLAND MID CAP VALUE FUND	SCHEDULE OF INVESTMENTS

December 31, 2021

	SHARES	VALUE
COMMON STOCKS (98.9%)
Aerospace & Defense (2.0%)
Howmet Aerospace, Inc.	197,984	$6,301,831

Automobiles (0.7%)
Thor Industries, Inc.	19,445	2,017,808

Banks (4.4%)
First Interstate BancSystem, Inc. (Class A)	145,279	5,908,497
Popular, Inc.	95,123	7,803,891
		13,712,388
Building Products (1.6%)
A.O. Smith Corp.	58,504	5,022,568

Capital Markets (4.3%)
Cboe Global Markets, Inc.	41,625	5,427,900
Interactive Brokers Group, Inc.	98,783	7,845,346
		13,273,246
Chemicals (6.0%)
Eastman Chemical Co.	49,851	6,027,484
FMC Corp.	22,921	2,518,789
PPG Industries, Inc.	58,257	10,045,837
		18,592,110
Commercial Services & Supplies (0.7%)
Stericycle, Inc.(a)	38,902	2,320,115

Communications Equipment (3.3%)
F5 Networks(a)	41,574	10,173,573

Diversified Telecommunication Services (1.0%)
Cogent Communications Holdings, Inc.	40,530	2,965,985

Electric Utilities (5.9%)
Exelon Corp.	119,966	6,929,236
FirstEnergy Corp.	268,544	11,168,745
		18,097,981
Electrical Equipment (0.5%)
nVent Electric PLC	38,089	1,447,382

Energy Equipment & Services (2.7%)
NOV, Inc.	625,312	8,472,978

Entertainment (1.5%)
Activision Blizzard, Inc.	68,286	4,543,068

	SHARES	VALUE
Equity Real Estate Investment Trusts (REITs) (5.7%)
Americold Realty Trust	70,924	$2,325,598
Equity Commonwealth(a)	88,456	2,291,010
PS Business Parks, Inc.	50,103	9,227,470
Public Storage	3,257	1,219,942
Ryman Hospitality Properties, Inc.(a)	27,406	2,520,256
		17,584,276
Food Products (6.9%)
Cal-Maine Foods, Inc.	277,079	10,249,152
Conagra Brands, Inc.	110,855	3,785,698
Post Holdings, Inc.(a)	43,720	4,928,556
Sanderson Farms, Inc.	12,522	2,392,704
		21,356,110
Health Care Equipment & Supplies (3.4%)
DENTSPLY SIRONA, Inc.	92,360	5,152,765
Smith & Nephew PLC (ADR)	155,165	5,371,812
		10,524,577
Health Care Providers & Services (9.2%)
AmerisourceBergen Corp.	46,556	6,186,827
Centene, Inc.(a)	58,457	4,816,857
Encompass Health Corp.	141,166	9,212,493
Quest Diagnostics, Inc.	47,787	8,267,629
		28,483,806
Hotels, Restaurants & Leisure (2.3%)
Expedia, Inc.(a)	39,199	7,084,043

Household Durables (1.2%)
Mohawk Industries, Inc.(a)	21,184	3,859,301

Household Products (2.5%)
Spectrum Brands Holdings, Inc.	76,440	7,775,477

Insurance (1.6%)
Old Republic International Corp.	125,093	3,074,786
Reinsurance Group of America, Inc.	17,826	1,951,769
		5,026,555
IT Services (2.6%)
Genpact, Ltd.	149,961	7,959,930

Machinery (7.9%)
Allison Transmission Holdings, Inc.	126,118	4,584,390
Flowserve Corp.	131,290	4,017,474
Kennametal, Inc.	238,797	8,575,200
Snap-on, Inc.	33,229	7,156,862
		24,333,926

	SHARES	VALUE
Media (0.9%)
Nexstar Media Group, Inc. (Class A)	17,735	$2,677,630

Metals & Mining (2.1%)
Reliance Steel & Aluminum Co.	39,777	6,452,625

Multiline Retail (1.2%)
Dollar Tree, Inc.(a)	27,144	3,814,275

Multi-Utilities (1.6%)
NorthWestern Corp.	84,045	4,804,012

Oil, Gas & Consumable Fuels (3.8%)
HollyFrontier Corp.	102,923	3,373,816
Pioneer Natural Resources Co.	45,361	8,250,259
		11,624,075
Pharmaceuticals (2.3%)
Perrigo Co. PLC	182,996	7,118,544

Road & Rail (1.5%)
AMERCO	6,598	4,791,665

Semiconductors & Semiconductor Equipment (2.6%)
Skyworks Solutions, Inc.	51,862	8,045,871

Software (2.0%)
Teradata Corp.(a)	144,003	6,115,807

Specialty Retail (3.0%)
Advance Auto Parts, Inc.	38,989	9,352,681

TOTAL COMMON STOCKS
(Cost $259,756,233)		$305,726,219

The accompanying Notes to Financial Statements are an integral part of these Statements.

Annual Report | December 31, 2021	9

HEARTLAND MID CAP VALUE FUND	SCHEDULE OF INVESTMENTS

December 31, 2021

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.0%)
Time Deposits (1.0%)
JPM Chase (New York)(b)	0.005%	$2,996,730	$2,996,730

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,996,730)			$2,996,730

VALUE
TOTAL INVESTMENTS - (99.9%)
(Cost $262,752,963)	$308,722,949
OTHER ASSETS AND LIABILITIES, NET - (0.1%)	435,119
TOTAL NET ASSETS - (100.0%)	$309,158,068

The accompanying Notes to Financial Statements are an integral part of these Statements.

10	www.heartlandadvisors.com

HEARTLAND VALUE PLUS FUND	SCHEDULE OF INVESTMENTS

December 31, 2021

	SHARES	VALUE
COMMON STOCKS (99.0%)
Aerospace & Defense (2.1%)
Park Aerospace Corp.	765,000	$10,098,000

Automobiles (3.1%)
Harley-Davidson, Inc.	395,000	14,887,550

Banks (9.9%)
Associated Banc-Corp.	500,000	11,295,000
Glacier Bancorp, Inc.	150,000	8,505,000
Independent Bank Corp.	105,000	8,560,650
Old National Bancorp	400,000	7,248,000
Seacoast Banking Corp. of Florida	355,000	12,563,450
		48,172,100
Beverages (1.7%)
Primo Water Corp.	460,000	8,109,800

Building Products (1.9%)
Griffon Corp.	325,000	9,256,000

Chemicals (2.0%)
American Vanguard Corp.	610,000	9,997,900

Commercial Services & Supplies (2.6%)
Brady Corp. (Class A)	235,000	12,666,500

Construction & Engineering (1.7%)
Granite Construction, Inc.	210,000	8,127,000

Containers & Packaging (2.0%)
TriMas Corp.	260,000	9,620,000

Diversified Telecommunication Services (2.4%)
ATN International, Inc.	289,000	11,545,550

Electric Utilities (4.3%)
Portland General Electric Co.	400,000	21,168,000

Electrical Equipment (2.1%)
Powell Industries, Inc.	350,000	10,321,500

Electronic Equipment, Instruments & Components (6.3%)
Knowles Corp.(a)	590,000	13,776,500
Methode Electronics, Inc.	350,000	17,209,500
		30,986,000

	SHARES	VALUE
Energy Equipment & Services (5.0%)
ChampionX Corp.(a)	735,000	$14,854,350
Dril-Quip, Inc.(a)	375,000	7,380,000
Helmerich & Payne, Inc.	100,000	2,370,000
		24,604,350
Equity Real Estate Investment Trusts (REITs) (7.7%)
Americold Realty Trust	125,000	4,098,750
Lamar Advertising Co. (Class A)	100,000	12,130,000
PotlatchDeltic Corp.	220,000	13,248,400
PS Business Parks, Inc.	25,000	4,604,250
Sunstone Hotel Investors, Inc.(a)	300,000	3,519,000
		37,600,400
Food Products (5.0%)
Hain Celestial Group, Inc.(a)	285,000	12,143,850
TreeHouse Foods, Inc.(a)	305,000	12,361,650
		24,505,500
Health Care Equipment & Supplies (6.8%)
AngioDynamics, Inc.(a)	290,000	7,998,200
Avanos Medical, Inc.(a)	340,000	11,787,800
Haemonetics Corp.(a)	255,000	13,525,200
		33,311,200
Health Care Providers & Services (3.6%)
Cross Country Healthcare, Inc.(a)	450,000	12,492,000
Hanger, Inc.(a)	290,000	5,257,700
		17,749,700
Household Products (2.5%)
Oil-Dri Corp. of America	67,991	2,225,346
Spectrum Brands Holdings, Inc.	100,000	10,172,000
		12,397,346
Insurance (5.0%)
Old Republic International Corp.	200,000	4,916,000
ProAssurance Corp.	340,000	8,602,000
The Hanover Insurance Group, Inc.	85,000	11,140,100
		24,658,100
Leisure Products (1.5%)
Acushnet Holdings Corp.	135,000	7,165,800

Machinery (4.8%)
Astec Industries, Inc.	155,000	10,736,850
Douglas Dynamics, Inc.	160,000	6,249,600
Enerpac Tool Group Corp. (Class A)	310,000	6,286,800
		23,273,250
Metals & Mining (3.5%)
Materion Corp.	145,000	13,331,300
Schnitzer Steel Industries, Inc. (Class A)	75,000	3,894,000
		17,225,300

	SHARES	VALUE
Paper & Forest Products (1.7%)
Schweitzer-Mauduit International, Inc.	275,000	$8,222,500

Pharmaceuticals (5.4%)
Perrigo Co. PLC	275,000	10,697,500
Phibro Animal Health Corp. (Class A)	758,500	15,488,570
		26,186,070
Professional Services (2.1%)
Resources Connection, Inc.	585,000	10,436,400

Road & Rail (1.3%)
Heartland Express, Inc.	385,000	6,475,700

Specialty Retail (1.0%)
Sonic Automotive, Inc. (Class A)	100,000	4,945,000

TOTAL COMMON STOCKS
(Cost $415,243,534)		$483,712,516

INTEREST RATE		PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (1.2%)
Time Deposits (1.2%)
JPM Chase (New York)(b)	0.005%	$5,750,443	$5,750,443

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,750,443)			$5,750,443

TOTAL INVESTMENTS - (100.2%)
(Cost $420,993,977)			$489,462,959
OTHER ASSETS AND LIABILITIES, NET - (-0.2%)			(848,351)
TOTAL NET ASSETS - (100.0%)			$488,614,608

The accompanying Notes to Financial Statements are an integral part of these Statements.

Annual Report | December 31, 2021	11

HEARTLAND VALUE FUND	SCHEDULE OF INVESTMENTS

December 31, 2021

	SHARES	VALUE
COMMON STOCKS (99.7%)
Aerospace & Defense (1.2%)
Embraer SA (ADR)(a)	500,000	$8,875,000

Auto Components (0.9%)
Tenneco, Inc. (Class A)(a)	600,000	6,780,000

Automobiles (1.1%)
Thor Industries, Inc.	80,000	8,301,600

Banks (11.0%)
Associated Banc-Corp.	300,000	6,777,000
Bancorp, Inc.(a)	200,000	5,062,000
Canadian Western Bank (CAD)(c)	500,000	14,348,393
Capital City Bank Group, Inc.	500,000	13,200,000
First Internet Bancorp	301,671	14,190,604
First Interstate
BancSystem, Inc. (Class A)	100,000	4,067,000
Heritage Financial Corp.	300,000	7,332,000
TriCo Bancshares	200,000	8,592,000
TriState Capital Holdings, Inc.(a)	300,000	9,078,000
		82,646,997
Capital Markets (2.7%)
Cowen, Inc. (Class A)	500,000	18,050,000
US Global Investors, Inc. (Class A)	450,000	1,980,000
		20,030,000
Chemicals (0.5%)
Core Molding
Technologies, Inc.(a)	425,000	3,616,750

Commercial Services & Supplies (1.3%)
CECO Environmental Corp.(a)	750,000	4,672,500
Perma-Fix Environmental Services, Inc.(a)(d)	863,000	5,462,790
		10,135,290
Communications Equipment (0.9%)
Sierra Wireless, Inc.(a)	400,000	7,048,000

Construction & Engineering (3.0%)
Limbach Holdings, Inc.(a)	326,058	2,934,522
Northwest Pipe Co.(a)	400,000	12,720,000
Sterling Construction Co., Inc.(a)	250,000	6,575,000
		22,229,522
Consumer Finance (0.7%)
Ezcorp, Inc. (Class A)(a)	700,000	5,159,000

	SHARES	VALUE
Diversified Consumer Services (3.3%)
Carriage Services, Inc.	150,000	$9,666,000
Lincoln Educational Services Corp.(a)(d)	1,850,000	13,819,500
Zovio, Inc.(a)	1,225,000	1,555,750
		25,041,250
Electrical Equipment (2.8%)
EnerSys	100,000	7,906,000
FTC Solar, Inc.(a)	250,000	1,890,000
nVent Electric PLC	125,000	4,750,000
Orion Energy Systems, Inc.(a)	900,000	3,258,000
Thermon Group Holdings, Inc.(a)	200,000	3,386,000
		21,190,000
Electronic Equipment, Instruments & Components (1.5%)
Advanced Energy Industries, Inc.	100,000	9,106,000
Intellicheck, Inc.(a)	500,000	2,310,000
		11,416,000
Energy Equipment & Services (1.6%)
Geospace Technologies Corp.(a)	500,000	3,345,000
NOV, Inc.	650,000	8,807,500
		12,152,500
Equity Real Estate Investment Trusts (REITs) (6.7%)
BSR Real Estate Investment Trust (CAD)(c)	300,000	5,450,018
CareTrust REIT, Inc.	300,000	6,849,000
CyrusOne, Inc.	150,000	13,458,000
Highwoods Properties, Inc.	200,000	8,918,000
PotlatchDeltic Corp.	100,000	6,022,000
Sunstone Hotel Investors, Inc.(a)	800,000	9,384,000
		50,081,018
Food Products (1.9%)
Hanover Foods Corp. (Class A)(e)(f)	47,700	2,647,350
Landec Corp.(a)	1,050,000	11,655,000
		14,302,350
Health Care Equipment & Supplies (3.9%)
Accuray, Inc.(a)	2,900,000	13,833,000
Haemonetics Corp.(a)	120,000	6,364,800
Orthofix Medical, Inc.(a)	300,000	9,327,000
		29,524,800
Health Care Providers & Services (1.8%)
InfuSystem Holdings, Inc.(a)	200,000	3,406,000
Patterson Cos., Inc.	350,000	10,272,500
		13,678,500
Health Care Technology (0.6%)
Computer Programs and Systems, Inc.(a)	150,000	4,395,000

	SHARES	VALUE
Hotels, Restaurants & Leisure (0.9%)
Everi Holdings, Inc.(a)	200,000	$4,270,000
Potbelly Corp.(a)	400,000	2,232,000
		6,502,000
Household Durables (4.2%)
Century Communities, Inc.	350,000	28,626,500
Hooker Furnishings Corp.	65,953	1,535,386
MDC Holdings, Inc.	20,000	1,116,600
		31,278,486
Independent Power & Renewable Electricity Producers (2.4%)
Vistra Corp.	800,000	18,216,000

Insurance (1.7%)
Old Republic International Corp.	150,000	3,687,000
State Auto Financial Corp.	171,850	8,882,927
		12,569,927
IT Services (2.4%)
Cantaloupe, Inc.(a)	225,000	1,998,000
DXC Technology Co.(a)	250,000	8,047,500
EVERTEC, Inc.	155,000	7,746,900
		17,792,400
Leisure Products (0.9%)
MasterCraft Boat Holdings, Inc.(a)	250,000	7,082,500

Life Sciences Tools & Services (0.4%)
Harvard Bioscience, Inc.(a)	400,000	2,820,000

Machinery (3.7%)
Gorman-Rupp Co.	200,000	8,910,000
Shyft Group, Inc.	300,000	14,739,000
Twin Disc, Inc.(a)	410,738	4,501,688
		28,150,688
Media (2.1%)
iHeartMedia, Inc. (Class A)(a)	400,000	8,416,000
Marchex, Inc. (Class B)(a)	952,936	2,363,281
WideOpenWest, Inc.(a)	250,000	5,380,000
		16,159,281
Metals & Mining (6.4%)
Arconic Corp.(a)	250,000	8,252,500
Centerra Gold, Inc.	1,700,000	13,056,000
Major Drilling Group International, Inc. (CAD)(a)(c)	700,000	4,570,932
Osisko Gold Royalties, Ltd.	700,000	8,575,000
Pretium Resources, Inc.(a)	1,000,000	14,090,000
		48,544,432
Multi-Utilities (1.6%)
MDU Resources Group, Inc.	400,000	12,336,000

The accompanying Notes to Financial Statements are an integral part of these Statements.

12	www.heartlandadvisors.com

HEARTLAND VALUE FUND	SCHEDULE OF INVESTMENTS

December 31, 2021

	SHARES	VALUE
Oil, Gas & Consumable Fuels (3.3%)
ARC Resources, Ltd. (CAD)(c)	750,000	$6,818,451
Berry Corp. (Class A)	1,233,000	10,381,860
Denbury, Inc.(a)	100,000	7,659,000
		24,859,311
Paper & Forest Products (0.7%)
Western Forest Products, Inc. (CAD)(c)	3,300,000	5,504,565

Personal Products (0.8%)
USANA Health Sciences, Inc.(a)	60,000	6,072,000

Pharmaceuticals (1.4%)
Perrigo Co. PLC	275,000	10,697,500

Professional Services (2.4%)
Barrett Business Services, Inc.	150,000	10,359,000
Hudson Global, Inc.(a)(d)	259,800	7,534,200
		17,893,200
Real Estate Management & Development (1.0%)
Forestar Group, Inc.(a)	350,000	7,612,500

Road & Rail (1.5%)
Covenant Logistics Group, Inc. Class A(a)	325,000	8,589,750
Marten Transport, Ltd.	150,000	2,574,000
		11,163,750
Semiconductors & Semiconductor Equipment (2.2%)
Amtech Systems, Inc.(a)	250,000	2,470,000
Photronics, Inc.(a)	750,000	14,137,500
		16,607,500
Software (2.8%)
Vonage Holdings Corp.(a)	1,000,000	20,790,000

Specialty Retail (2.0%)
Aaron's Co., Inc.	300,000	7,395,000
Bed Bath & Beyond, Inc.(a)	450,000	6,561,000
Indigo Books & Music, Inc. (CAD)(a)(c)	280,000	847,781
		14,803,781
Technology Hardware, Storage & Peripherals (1.2%)
Diebold Nixdorf, Inc.(a)	500,000	4,525,000
Quantum Corp.(a)	850,000	4,692,000
		9,217,000
Textiles, Apparel & Luxury Goods (1.3%)
Carter's, Inc.	60,000	6,073,200
Unifi, Inc.(a)	175,000	4,051,250
		10,124,450

	SHARES	VALUE
Thrifts & Mortgage Finance (3.4%)
MGIC Investment Corp.	700,000	$10,094,000
Radian Group, Inc.	750,000	15,847,500
		25,941,500
Trading Companies & Distributors (0.6%)
GATX Corp.	40,000	4,167,600

Water Utilities (1.0%)
Pure Cycle Corp.(a)	500,000	7,300,000

TOTAL COMMON STOCKS
(Cost $550,391,434)		$750,809,948

INTEREST RATE		PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.4%)
Time Deposits (0.4%)
JPM Chase (New York)(b)	0.005%	$2,711,068	$2,711,068

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,711,068)			$2,711,068

TOTAL INVESTMENTS - (100.1%)
(Cost $553,102,502)			$753,521,016
OTHER ASSETS AND LIABILITIES, NET - (-0.1%)			(697,397)
TOTAL NET ASSETS - (100.0%)			$752,823,619

The accompanying Notes to Financial Statements are an integral part of these Statements.

Annual Report | December 31, 2021	13

HEARTLAND VALUE FUND	SCHEDULE OF INVESTMENTS

December 31, 2021

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.

(b)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7- day yield as of December 31, 2021.

(c)	Traded in a foreign country.

(d)	Affiliated company. See Note 10 to Notes to Financial Statements.

(e)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.

(f)	Illiquid security, pursuant to the Corporation's Liquidity Risk Management Program (the "LRMP"). See Note 2(g) in Notes to Financial Statements.

Common Abbreviations:

ADR	American Depositary Receipt.

LP	Limited Partnership.

Ltd.	Limited.

PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

Currency Abbreviations:

CAD	Canadian Dollar

Percentages are stated as a percent of net assets.

Sector and Industry classifications are sourced from GICS®, The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence ("S&P"). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

The accompanying Notes to Financial Statements are an integral part of these Statements.

[14]	www.heartlandadvisors.com

HEARTLAND FUNDS	STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$262,752,963	$420,993,977	$553,102,502
Investments in securities, at value	$308,722,949	$489,462,959	$726,704,526
Investments in affiliates, at value (See Note 10)	–	–	26,816,490
Total Investments, at value	308,722,949	489,462,959	753,521,016
Receivable for securities sold	–	–	197,784
Accrued dividends and interest	252,153	367,531	589,831
Receivable for capital shares issued	351,257	721,077	323,650
Prepaid expenses	15,103	31,236	29,482
Total Assets	309,341,462	490,582,803	754,661,763

LIABILITIES:
Payable for securities purchased	–	280,024	827,917
Payable for capital shares redeemed	56,221	1,532,189	808,277
Accrued expenses
Management fees	19,606	26,910	44,834
Distribution fees - Investor Class	–	1,222	3,805
Fund accounting fees	17,731	20,303	32,789
Transfer agency fees	32,284	51,301	48,148
Custody fees	2,847	5,151	7,929
Audit fees	31,925	22,500	28,306
Legal fees	4,705	7,645	11,654
Printing fees	9,053	12,670	12,359
Other	9,022	8,280	12,126
Total Liabilities	183,394	1,968,195	1,838,144
TOTAL NET ASSETS	$309,158,068	$488,614,608	$752,823,619

NET ASSETS CONSIST OF:
Paid-in capital	$262,789,404	$414,871,960	$542,488,271
Total distributable earnings	46,368,664	73,742,648	210,335,348
TOTAL NET ASSETS	$309,158,068	$488,614,608	$752,823,619

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$227,242,018	$313,702,647	$684,922,788
Shares outstanding	16,875,270	7,905,739	14,750,167
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$13.47	$39.68	$46.43
INSTITUTIONAL CLASS:
Net assets	$81,916,050	$174,911,961	$67,900,831
Shares outstanding	6,055,100	4,440,659	1,427,212
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$13.53	$39.39	$47.58

(a)	Includes cost of investments in affiliates of $– for the Mid Cap Value Fund, $- for the Value Plus Fund and $24,453,231 for the Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

Annual Report | December 31, 2021	15

HEARTLAND FUNDS	STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$5,809,928	$8,836,917	$8,139,748
Interest	92	1,232	834
Securities lending, net	–	–	1,068
Foreign taxes withheld	(9,088)	(13,905)	(173,950)
Total Investment Income	5,800,932	8,824,244	7,967,700

EXPENSES:
Management fees	2,180,525	3,443,346	5,582,382
Distribution fees - Investor Class	425,890	727,746	849,630
Transfer agency fees	333,537	574,871	522,762
Fund accounting fees	109,161	171,524	259,846
Custodian fees	20,164	32,308	52,195
Printing and communication fees	10,883	29,577	15,754
Postage fees	7,360	10,721	17,465
Legal fees	28,274	49,105	74,068
Registration fees	37,933	66,066	48,773
Directors' fees	38,105	66,865	104,162
Audit and tax fees	22,211	22,541	24,864
Insurance fees	20,308	43,198	70,917
Other expenses	31,522	40,389	61,516
Total Expenses before waivers	3,265,873	5,278,257	7,684,334
Expenses waived by investment advisor (See Note 6)	236,400	–	–
Total Expenses after waivers	3,029,473	5,278,257	7,684,334
NET INVESTMENT INCOME	2,771,459	3,545,987	283,366

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	67,855,256	102,906,368	103,274,259
Investments - Affiliated securities (See Note 10)	–	–	(8,199,344)
Written options	–	–	1,633,912
Foreign currency translation	–	–	674,848
Net change in unrealized appreciation (depreciation) on:
Investments	(4,634,222)	(11,700,286)	35,824,238
Investments - Affiliated securities (See Note 10)	–	–	9,567,500
Foreign currency translation	–	–	(948,101)
TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	63,221,034	91,206,082	141,827,312
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,992,493	$94,752,069	$142,110,678

(a)	Includes $- received from affiliated issuers held by the Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

16	www.heartlandadvisors.com

HEARTLAND FUNDS	STATEMENTS OF CHANGES IN NET ASSETS

	MID CAP VALUE FUND		VALUE PLUS FUND		VALUE FUND
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
FROM INVESTMENT OPERATIONS:
Net investment income	$2,771,459	$1,012,467	$3,545,987	$2,122,349	$283,366	$1,320,386
Net realized gains (losses)	67,855,256	(807,256)	102,906,368	15,600,192	97,383,675	10,378,260
Net change in unrealized appreciation (depreciation)	(4,634,222)	42,280,087	(11,700,286)	26,643,688	44,443,637	58,156,539
Net increase in net assets resulting from operations	65,992,493	42,485,298	94,752,069	44,366,229	142,110,678	69,855,185

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(44,690,042)	(839,400)	(63,076,396)	(2,747,769)	(82,362,181)	(4,585,065)
Institutional Class	(16,879,498)	(216,835)	(37,174,914)	(1,375,621)	(8,133,529)	(502,447)
Total distributions to shareholders	(61,569,540)	(1,056,235)	(100,251,310)	(4,123,390)	(90,495,710)	(5,087,512)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	33,011,130	2,336,843	48,060,918	27,808,428	11,163,910	11,456,187
Dividends reinvested	43,823,099	809,830	61,848,519	2,693,562	78,814,826	4,390,645
Value of shares redeemed(a)	(45,693,900)	(14,243,697)	(69,396,114)	(63,545,218)	(58,395,404)	(66,416,989)
Acquisition (see Note 11)	–	156,379,429	–	–	–	–
Total Investor Class	31,140,329	145,282,405	40,513,323	(33,043,228)	31,583,332	(50,570,157)
Institutional Class
Proceeds from shares issued	41,926,938	6,060,267	92,028,162	47,819,447	3,286,277	7,659,036
Dividends reinvested	16,679,402	208,089	32,925,952	1,103,096	7,773,389	471,815
Value of shares redeemed(a)	(15,090,501)	(3,472,803)	(48,914,792)	(22,743,598)	(5,666,321)	(12,253,723)
Acquisition (see Note 11)	–	25,625,269	–	–	–	–
Total Institutional Class	43,515,839	28,420,822	76,039,322	26,178,945	5,393,345	(4,122,872)
Net increase (decrease) in net assets derived from capital transactions	74,656,168	173,703,227	116,552,645	(6,864,283)	36,976,677	(54,693,029)

TOTAL INCREASE IN NET ASSETS	79,079,121	215,132,290	111,053,404	33,378,556	88,591,645	10,074,644
NET ASSETS AT THE BEGINNING OF THE PERIOD	230,078,947	14,946,657	377,561,204	344,182,648	664,231,974	654,157,330
NET ASSETS AT THE END OF THE PERIOD	$309,158,068	$230,078,947	$488,614,608	$377,561,204	$752,823,619	$664,231,974

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	2,119,807	205,507	1,014,766	874,142	224,129	334,989
Reinvested Shares	3,251,018	63,071	1,554,764	69,137	1,699,329	102,657
Shares Redeemed	(3,011,298)	(1,284,077)	(1,476,284)	(2,015,397)	(1,181,275)	(1,954,953)
Acquisition (see Note 11)	–	14,907,974	–	–	–	–
Net increase (decrease) resulting from share transactions	2,359,527	13,892,475	1,093,246	(1,072,118)	742,183	(1,517,307)
Institutional Class
Shares Issued	2,709,570	523,316	1,907,510	1,597,373	65,426	222,661
Reinvested Shares	1,231,894	16,156	833,779	28,474	163,581	10,799
Shares Redeemed	(1,018,981)	(308,071)	(1,049,665)	(703,663)	(115,143)	(338,747)
Acquisition (see Note 11)	–	2,304,394	–	–	–	–
Net increase (decrease) resulting from share transactions	2,922,483	2,535,795	1,691,624	922,184	113,864	(105,287)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

Annual Report | December 31, 2021	17

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

		INCOME FROM INVESTMENT OPERATIONS			DISTRIBUTIONS
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses)	Total income (loss) from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Total distributions	Net asset value, end of period
MID CAP VALUE FUND
Investor Class
December 31, 2021	$13.03	$0.14	$3.53	$3.67	$(0.12)	$(3.11)	$(3.23)	$13.47
December 31, 2020	12.24	0.13	0.72	0.85	(0.06)	–	(0.06)	13.03
December 31, 2019	9.99	0.11	2.42	2.53	(0.10)	(0.18)	(0.28)	12.24
December 31, 2018	11.99	0.17	(1.21)	(1.04)	(0.13)	(0.83)	(0.96)	9.99
December 31, 2017	11.82	0.10	0.86	0.96	(0.09)	(0.70)	(0.79)	11.99
Institutional Class
December 31, 2021	$13.08	$0.18	$3.54	$3.72	$(0.16)	$(3.11)	$(3.27)	$13.53
December 31, 2020	12.27	0.17	0.71	0.88	(0.07)	–	(0.07)	13.08
December 31, 2019	10.00	0.15	2.41	2.56	(0.11)	(0.18)	(0.29)	12.27
December 31, 2018	11.99	0.21	(1.21)	(1.00)	(0.16)	(0.83)	(0.99)	10.00
December 31, 2017	11.82	0.13	0.86	0.99	(0.12)	(0.70)	(0.82)	11.99
VALUE PLUS FUND
Investor Class
December 31, 2021	$39.55	$0.31	$9.54	$9.85	$(0.27)	$(9.45)	$(9.72)	$39.68
December 31, 2020	35.48	0.20	4.28	4.48	(0.18)	(0.23)	(0.41)	39.55
December 31, 2019	28.57	0.49	6.94	7.43	(0.52)	–	(0.52)	35.48
December 31, 2018	33.26	0.32	(4.69)	(4.37)	(0.32)	–	(0.32)	28.57
December 31, 2017	30.33	0.04	2.94	2.98	(0.05)	–	(0.05)	33.26
Institutional Class
December 31, 2021	$39.33	$0.42	$9.48	$9.90	$(0.39)	$(9.45)	$(9.84)	$39.39
December 31, 2020	35.28	0.27	4.29	4.56	(0.28)	(0.23)	(0.51)	39.33
December 31, 2019	28.41	0.55	6.92	7.47	(0.60)	–	(0.60)	35.28
December 31, 2018	33.10	0.39	(4.67)	(4.28)	(0.41)	–	(0.41)	28.41
December 31, 2017	30.19	0.10	2.93	3.03	(0.12)	–	(0.12)	33.10
VALUE FUND
Investor Class
December 31, 2021	$43.27	$0.01	$9.41	$9.42	$(0.07)	$(6.19)	$(6.26)	$46.43
December 31, 2020	38.54	0.08	4.98	5.06	(0.14)	(0.19)	(0.33)	43.27
December 31, 2019	33.70	0.10	5.94	6.04	(0.11)	(1.09)	(1.20)	38.54
December 31, 2018	41.18	0.08	(5.12)	(5.04)	(0.06)	(2.38)	(2.44)	33.70
December 31, 2017	40.41	0.05	3.37	3.42	(0.04)	(2.61)	(2.65)	41.18
Institutional Class
December 31, 2021	$44.21	$0.08	$9.62	$9.70	$(0.14)	$(6.19)	$(6.33)	$47.58
December 31, 2020	39.36	0.13	5.10	5.23	(0.19)	(0.19)	(0.38)	44.21
December 31, 2019	34.40	0.17	6.06	6.23	(0.18)	(1.09)	(1.27)	39.36
December 31, 2018	41.98	0.15	(5.22)	(5.07)	(0.13)	(2.38)	(2.51)	34.40
December 31, 2017	41.15	0.14	3.42	3.56	(0.12)	(2.61)	(2.73)	41.98

The accompanying Notes to Financial Statements are an integral part of these Statements.

18	www.heartlandadvisors.com

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

		RATIOS/SUPPLEMENTAL DATA
Total Return		Net assets, end of period (in thousands)	Percentage of expenses to average net assets	Percentage of net investment income (loss) to average net assets	Percentage of expenses to average net assets before waivers	Percentage of expenses to average net assets after waivers	Percentage of net investment income (loss) to average net assets before waiver	Percentage of net investment income (loss) to average net assets after waivers	Portfolio turnover rate(c)

28.12	%(d)	$227,242	N/A	N/A	1.17%	1.10%	0.82%	0.89%	86%
6.93	(d)	189,119	N/A	N/A	1.35	1.10	0.96	1.21	68 (e)
25.30	(d)	7,627	N/A	N/A	2.11	1.25	0.12	0.98	62
(8.58	)(d)	5,390	N/A	N/A	2.37	1.25	0.31	1.43	49
8.11	(d)	4,823	N/A	N/A	2.50	1.25	(0.42)	0.83	51

28.39	%(d)	$81,916	N/A	N/A	0.98%	0.85%	1.04%	1.17%	86%
7.18	(d)	40,960	N/A	N/A	1.20	0.86	1.13	1.47	68 (e)
25.58	(d)	7,320	N/A	N/A	1.86	0.99	0.42	1.30	62
(8.28	)(d)	3,211	N/A	N/A	2.28	0.99	0.39	1.68	49
8.37	(d)	2,823	N/A	N/A	2.45	0.99	(0.37)	1.09	51

24.85%		$313,703	1.15%	0.64%	N/A	N/A	N/A	N/A	58%
12.64		269,451	1.23	0.63	N/A	N/A	N/A	N/A	90
26.02		279,737	1.19	1.48	N/A	N/A	N/A	N/A	51
(13.13)		259,304	1.18	0.94	N/A	N/A	N/A	N/A	71
9.81		352,173	1.19	0.13	N/A	N/A	N/A	N/A	75

25.11%		$174,912	N/A	N/A	0.92%	0.92%	0.88%	0.88%	58%
12.93		108,110	N/A	N/A	0.97	0.97	0.84	0.84	90
26.29		64,446	N/A	N/A	0.98	0.98	1.67	1.67	51
(12.93)		54,169	N/A	N/A	0.95	0.95	1.15	1.15	71
10.04		69,506	N/A	N/A	0.97	0.97	0.33	0.33	75

21.81%		$684,923	1.04%	0.03%	N/A	N/A	N/A	N/A	45%
13.14		606,172	1.10	0.22	N/A	N/A	N/A	N/A	49
17.96		598,325	1.10	0.26	N/A	N/A	N/A	N/A	42
(12.15)		570,608	1.07	0.19	N/A	N/A	N/A	N/A	37
8.42		726,558	1.09	0.12	N/A	N/A	N/A	N/A	35

21.96%		$67,901	N/A	N/A	0.92%	0.92%	0.15%	0.15%	45%
13.31		58,060	N/A	N/A	0.95	0.95	0.38	0.38	49
18.14		55,832	N/A	N/A	0.92	0.92	0.43	0.43	42
(11.98)		62,531	N/A	N/A	0.90	0.90	0.36	0.36	37
8.59		73,924	N/A	N/A	0.91	0.91	0.34	0.34	35

The accompanying Notes to Financial Statements are an integral part of these Statements.

Annual Report | December 31, 2021	19

HEARTLAND FUNDS	FINANCIAL HIGHLIGHTS

(a)	Redemption fees represent less than $.01 on a per share basis.

(b)	Calculated using the average shares method.

(c)	Portfolio turnover rate is calculated at the Fund level.

(d)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

(e)	For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchases of $58,658,022 and sold of $36,894,276 in the effort to realign the Mid Cap Value Fund’s portfolio holdings after the reorganization of the ALPS | WMC Research Value Fund into the Mid Cap Value Fund and the value of securities purchased of $2,929,666 and sold of $1,852,981 after the reorganization of the Heartland Select Value Fund into the Mid Cap Value Fund. See Note 11 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

December 31, 2021

1. ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The capital shares of the Mid Cap Value Fund, Value Plus Fund, and Value Fund (each a “Fund” and collectively, the “Funds”), each of which is a diversified fund, are issued by the Corporation. Each Fund has 150,000,000 shares authorized with a par value of $.001 per share and offers Investor Class and Institutional Class shares. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, closing price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board of Directors of the Corporation (the “Board”). The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 under GAAP. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended December 31, 2021, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at December 31, 2021, the following reclassifications were made to increase (decrease) such amounts:

	TOTAL DISTRIBUTABLE EARNINGS	PAID-IN CAPITAL
MID CAP VALUE FUND	$(4,915,941)	$4,915,941
VALUE PLUS FUND	(11,366,556)	11,366,556
VALUE FUND	(3,978,829)	3,978,829

Annual Report | December 31, 2021	21

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

December 31, 2021

These reclassifications are primarily due to the use of tax equalization and wash sales and capital loss carry forwards from merger. Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

(g)	As of December 31, 2021, the Value Fund had 0.35% of its net assets that were classified as illiquid as defined pursuant to the Corporation’s Liquidity Risk Management Program (the “LRMP”).

(h)	Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), such as securities issued pursuant to the resale limitations provided under Rule 144A or Regulation S under the Act, may be considered to be liquid under the LRMP. As of December 31, 2021, the Funds did not hold any restricted securities.

(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

22	www.heartlandadvisors.com

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

December 31, 2021

3. FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2 –	Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes portfolio securities and other financial instruments lacking any sales referenced in Note 2.

Level 3 –	Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2021:

MID CAP VALUE FUND
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total
Common Stocks	$305,726,219	$–	$–	$305,726,219
Short-Term Investments	2,996,730	–	–	2,996,730
Total	$308,722,949	$–	$–	$308,722,949

VALUE PLUS FUND
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total
Common Stocks	$483,712,516	$–	$–	$483,712,516
Short-Term Investments	5,750,443	–	–	5,750,443
Total	$489,462,959	$–	$–	$489,462,959

VALUE FUND
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total
Common Stocks	$748,162,598	$2,647,350	$–	$750,809,948
Short-Term Investments	2,711,068	–	–	2,711,068
Total	$750,873,666	$2,647,350	$–	$753,521,016

(a)	For detailed industry descriptions and securities identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

(b)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the year ended December 31, 2021, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

4. DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

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HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Options can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Options Contracts

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Each Fund may also purchase put options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire. The monthly average notional amount and monthly average of contracts of written options held by the Value Fund during the year ended December 31, 2021, was $2,256,708 and 875, respectively.

The effect of derivatives instruments on the Statements of Operations for the year ended December 31, 2021:

VALUE FUND	LOCATION OF GAIN ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN ON DERIVATIVES RECOGNIZED IN INCOME	CHANGE IN UNREALIZED GAIN ON DERIVATIVES RECOGNIZED IN INCOME
Equity Contracts (Written options)	Net realized gain on written options/Net change in unrealized appreciation on written options	$1,633,912	$–
Total		$1,633,912	$–

Offsetting Arrangements

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. There are no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2021.

5. SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral. As of December 31, 2021, the Funds did not have any securities on loan.

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HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

December 31, 2021

6. INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Mid Cap Value Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.10% of the Fund’s average daily net assets for the Investor Class Shares and 0.85% for the Institutional Class Shares through at least May 1, 2022, and subject thereafter to annual renewal of the agreement by the Board. The operating expense limitation agreement can be terminated only with the consent of the Board. For the year ended December 31, 2021, expenses of $147,429 for Investor Class and $88,971 for Institutional Class were waived by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Value Plus and Value Funds, to the extent necessary to maintain the Institutional Class total annual fund operating expenses at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. The Advisor may not recoup amounts previously waived or reimbursed.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor Class Shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional Class shares are not subject to 12b-1 fees. During the year ended December 31, 2021, $336,272 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $225,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent, fund accounting and fund administration services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Distributor. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Funds.

7. EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the year ended December 31, 2021, as follows:

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Investor Class	$2,858	$25,755	$188
Institutional Class	82	104	–
Total	$2,940	$25,859	$188

Annual Report | December 31, 2021	25

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

December 31, 2021

8. INVESTMENT TRANSACTIONS

During the year ended December 31, 2021, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) are noted below. During the same period, there were no purchases of long-term U.S. Government obligations.

	COST OF PURCHASES	PROCEEDS FROM SALES
MID CAP VALUE FUND	$257,186,084	$243,801,834
VALUE PLUS FUND	286,690,719	269,296,040
VALUE FUND	321,771,115	373,599,441

9. FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as RICs under Subchapter M of the Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the year ended December 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2021, are displayed in the table below.

	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET APPRECIATION/ (DEPRECIATION) OF FOREIGN CURRENCY	NET TAX UNREALIZED APPRECIATION/ (DEPRECIATION)
MID CAP VALUE FUND	$263,406,389	$50,839,372	$(5,522,812)	$–	$45,316,560
VALUE PLUS FUND	422,593,893	89,898,160	(23,029,094)	–	66,869,066
VALUE FUND	553,529,083	231,493,173	(31,501,240)	2,041	199,993,974

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2021 is as follows:

	DISTRIBUTIONS PAID FROM
	ORDINARY INCOME	NET LONG-TERM CAPITAL GAIN	TOTAL TAXABLE DISTRIBUTIONS
MID CAP VALUE FUND	$21,673,261	$39,896,279	$61,569,540
VALUE PLUS FUND	35,560,239	64,691,071	100,251,310
VALUE FUND	23,266,772	67,228,938	90,495,710

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2020 is as follows:

	DISTRIBUTIONS PAID FROM
	ORDINARY INCOME	NET LONG-TERM CAPITAL GAIN	TOTAL TAXABLE DISTRIBUTIONS
MID CAP VALUE FUND	$1,056,235	$–	$1,056,235
VALUE PLUS FUND	4,123,390	–	4,123,390
VALUE FUND	2,194,264	2,893,248	5,087,512

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HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

December 31, 2021

As of December 31, 2021, the components of distributable earnings (deficit) on a tax basis were as follows:

	OVER/UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS	NET UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS	EFFECT OF OTHER TIMING DIFFERENCES	TOTAL
MID CAP VALUE FUND	$–	$1,075,351	$45,316,560	$(23,247)	$46,368,664
VALUE PLUS FUND	–	6,873,582	66,869,066	–	73,742,648
VALUE FUND	–	10,445,943	199,993,974	(104,569)	210,335,348

Capital loss carryovers used during the year ended December 31, 2021, were:

AMOUNT
MID CAP VALUE FUND	$2,683,571
VALUE PLUS FUND	–
VALUE FUND	–

The following Funds elect to defer to the year ending December 31, 2022, the following specified ordinary losses recognized during the period November 1, 2021 through December 31, 2021:

AMOUNT
MID CAP VALUE FUND	$–
VALUE PLUS FUND	–
VALUE FUND	(1,569)

10. TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the 1940 Act) with the Value Fund; that is, the Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2021. The Mid Cap Value and Value Plus Funds had no transactions with affiliates during the year ended December 31, 2021.

SECURITY NAME	FAIR VALUE AS OF DECEMBER 31, 2020	PURCHASES	SALES	FAIR VALUE AS OF DECEMBER 31, 2021	SHARE BALANCE AS OF DECEMBER 31, 2021	DIVIDENDS	CHANGE IN UNREALIZED GAIN (LOSS)	REALIZED GAIN (LOSS)
Investments in affiliates held as of December 31, 2021
Hudson Global, Inc.	$3,307,500	$–	$(1,066,845)	$7,534,200	259,800	$–	$8,526,358	$(3,232,813)
Lincoln Educational Services Corp.	14,931,631	–	(3,280,334)	13,819,500	1,850,000	–	2,078,832	89,371
Perma-Fix Environmental Services, Inc.	6,015,969	–	(980,403)	5,462,790	863,000	–	1,118,055	(690,831)
Total	$24,255,100	$–	$(5,327,582)	$26,816,490	2,972,800	$–	$11,723,245	$(3,834,273)

Investments no longer affiliated as of December 31, 2021
Zovio, Inc.	$9,243,000	$–	$(1,166,434)	$1,555,750	1,225,000	$–	$(2,155,745)	$(4,365,071)
			Grand Total	$28,372,240	4,197,800	$–	$9,567,500	$(8,199,344)

11. FUND REORGANIZATION

On March 3, 2020, shareholders of the ALPS | WMC Research Value Fund (the “Acquired Fund”), a series of Financial Investors Trust, approved the reorganization of the Acquired Fund with and into the Mid Cap Value Fund, a series of the Corporation, pursuant to an Agreement and Plan of Reorganization (the “WMC Reorganization”). The primary purpose of the WMC Reorganization was to restructure the Acquired Fund as a fund within the Corporation and combine it with the Mid Cap Value Fund. The costs of the WMC Reorganization, other than trading costs, were borne by the Advisor. The Mid Cap Value Fund is the accounting survivor for financial statement and performance reporting purposes. The WMC Reorganization provided for the transfer of assets of the Acquired Fund to the Mid Cap Value Fund in exchange for Investor Class and Institutional Class shares of the Mid Cap Value Fund and its assumption of the liabilities of the Acquired Fund. The WMC Reorganization was effective on March 16, 2020.

Annual Report | December 31, 2021	27

HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

December 31, 2021

The WMC Reorganization was accomplished by the exchange of 7,085,466 shares of the Acquired Fund’s Investor Class valued at $41,103,121 for 4,554,628 shares of the Mid Cap Value Fund’s Investor Class, 4,531 shares of the Acquired Fund’s Class A valued at $26,286 for 2,913 shares of the Mid Cap Value Fund’s Investor Class, 65,351 shares of the Acquired Fund’s Class C valued at $347,284 for 38,483 shares of the Mid Cap Value Fund’s Investor Class and 107,379 shares of the Acquired Fund’s Class I valued at $652,092 for 72,056 shares of the Mid Cap Value Fund’s Institutional Class.

The following tables illustrate the specifics of the WMC Reorganization:

ACQUIRING FUND	SHARES OUTSTANDING OF ACQUIRING FUND	NET ASSETS OF ACQUIRING FUND	ACQUIRED FUND	ACQUIRED FUND SHARES EXCHANGED	NET ASSETS OF ACQUIRED FUND EXCHANGED
Mid Cap Value Fund	1,231,174	$11,126,621	ALPS | WMC Research Value Fund	7,262,727	$42,128,783

The investment portfolio cost, fair value, and unrealized depreciation for the Acquired Fund immediately prior to the reorganization were as follows:

ACQUIRED FUND	COST OF INVESTMENTS	PORTFOLIO VALUE	UNREALIZED DEPRECIATION
ALPS | WMC Research Value Fund	$45,606,418	$42,112,412	$(3,494,006)

Immediately following the WMC Reorganization the net assets of the combined fund was $53,255,404.

The WMC Reorganization qualified as a tax-free “reorganization” under the Code. For financial reporting purposes, assets received and shares issued by the Mid Cap Value Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Mid Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the WMC Reorganization had been completed on January 1, 2020, the beginning of the reporting period, the pro forma results of operation for the year ended December 31, 2020, would have been as follows:

Net investment income	$1,585,631
Net realized and unrealized gain (loss) on investments	32,511,941
Net increase in net assets resulting from operations	$34,097,572

Because the Mid Cap Value Fund has been managed as a single integrated portfolio since the WMC Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund and the Mid Cap Value Fund that have been included in the Mid Cap Value Fund’s Statement of Operations since March 16, 2020.

On September 28, 2020, shareholders of the Select Value Fund (the “Merged Fund”), a series of the Corporation, approved the reorganization of the Merged Fund with and into the Mid Cap Value Fund (the “Successor Fund”), a series of the Corporation, pursuant to an Agreement and Plan of Reorganization (the “Select Value Reorganization”). The primary purpose of the Select Value Reorganization was to combine the Merged Fund with the Successor Fund, and the cost of the Select Value Reorganization, other than trading costs, was borne by the Advisor. The Successor Fund is the accounting survivor for financial statement and performance reporting purposes. The Select Value Reorganization provided for the transfer of assets of the Merged Fund to the Successor Fund in exchange for Investor Class and Institutional Class shares of the Successor Fund and its assumption of the liabilities of the Merged Fund. The Select Value Reorganization was effective on October 19, 2020.

The Select Value Reorganization was accomplished by the exchange of 5,333,161 shares of the Merged Fund’s Investor Class valued at $114,902,738 for 10,311,950 shares of the Successor Fund’s Investor Class and 1,164,929 shares of the Merged Fund’s Institutional Class valued at $24,973,177 for 2,232,338 shares of the Successor Fund’s Institutional Class.

The following tables illustrate the specifics of the Select Value Reorganization:

SUCCESSOR FUND	SHARES OUTSTANDING OF SUCCESSOR FUND	NET ASSETS OF SUCCESSOR FUND	MERGED FUND	MERGED FUND SHARES EXCHANGED	NET ASSETS OF MERGED FUND EXCHANGED
Mid Cap Value Fund	5,480,709	$61,100,467	Select Value Fund	6,498,090	$139,875,915

Investor Class shareholders of the Merged Fund received Investor Class shares of the Successor Fund in connection with the Select Value Reorganization. Institutional Class shareholders of the Merged Fund received Institutional Class shares of the Successor Fund in connection with the Select Value Reorganization.

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HEARTLAND FUNDS	NOTES TO FINANCIAL STATEMENTS

December 31, 2021

The investment portfolio cost, fair value, and unrealized appreciation for the Merged Fund immediately prior to the reorganization were as follows:

MERGED FUND	COST OF INVESTMENTS	PORTFOLIO VALUE	UNREALIZED APPRECIATION
Select Value Fund	$129,902,880	$140,082,333	$10,179,453

Immediately following the Select Value Reorganization the net assets of the combined fund was $200,976,382.

The Select Value Reorganization qualified as a tax-free “reorganization” under the Code. For financial reporting purposes, assets received and shares issued by the Successor Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Successor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the Select Value Reorganization had been completed on January 1, 2020, the beginning of the reporting period, the pro forma results of operation for the year ended December 31, 2020, would have been as follows:

Net investment income	$2,449,568
Net realized and unrealized gain (loss) on investments	13,984,561
Net increase in net assets resulting from operations	$16,434,129

Because the Successor Fund has been managed as a single integrated portfolio since the Select Value Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Merged Fund and the Successor Fund that have been included in the Successor Fund’s Statement of Operations since October 19, 2020.

12. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

As part of the Advisor’s long term succession plan, Mr. William (“Bill”) J. Nasgovitz, the controlling shareholder of Advisor’s parent company, intends to transfer a controlling interest in the Advisor to William (“Will”) R. Nasgovitz, the Chief Executive Officer of the Advisor, in 2022. The change in control over the voting shares of the Advisor’s parent company from Bill Nasgovitz to Will Nasgovitz will constitute an “assignment” of each Fund’s investment advisory agreement within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. The Board of Directors of the Corporation approved a new investment advisory agreement for each Fund on December 14, 2021. The new investment advisory agreement will become effective following shareholder approval of the new agreement and upon closing of the change of control transaction.

The existing operating expense limitation agreement for the Heartland Mid Cap Value Fund (the “Mid Cap Value Fund”) will terminate when the existing investment advisory agreement for the Mid Cap Value Fund terminates as a result of the change of control of the Advisor. The Board of Directors of the Corporation approved a new operating expense limitation agreement for the Mid Cap Value Fund that will take effect concurrent with the effectiveness of the new investment advisory agreement for the Mid Cap Value Fund. The new operating expense limitation agreement is identical to the existing agreement except that its term has been extended for a two-year period following the effective date of the change of control transaction and the new investment advisory agreement for the Mid Cap Value Fund.

Shareholders of record on January 10, 2022 of each Fund have received a proxy statement seeking approval of a new investment advisory agreement with the Advisor on behalf of each Fund at a special meeting of shareholders to be held in the second quarter of 2022. Shareholders of the Funds are also being asked to elect six nominees to the Board, including two new director nominees.

Annual Report | December 31, 2021	29

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF HEARTLAND GROUP, INC.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Heartland Group, Inc. comprising Heartland Mid Cap Value Fund, Heartland Value Plus Fund, and Heartland Value Fund (the “Funds”) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 17, 2022

FEDERAL INCOME TAX INFORMATION

The Funds hereby designate the following numbers as long-term capital gain distributions.

FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Long Term Capital Gains	$39,896,279	$64,691,071	$67,228,938

The above long-term capital gain distributions did not include redemptions to shareholders as distributions of earnings and profit against long term capital gains.

For the calendar year 2021, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Qualified Dividend Income	22.21%	22.01%	28.10%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the calendar year ended December 31, 2021 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Dividends Received Deduction	21.05%	21.59%	22.92%

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire six month period from July 1, 2021 through December 31, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 7/1/21	ENDING ACCOUNT VALUE 12/31/21	EXPENSES PAID DURING THE PERIOD(a) 7/1/21 - 12/31/21	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/21 - 12/31/21
Mid Cap Value Fund - Investor	$1,000.00	$1,055.30	$5.70	1.10%
Mid Cap Value Fund - Institutional	1,000.00	1,056.20	4.41	0.85
Value Plus Fund - Investor	1,000.00	1,002.60	5.70	1.13
Value Plus Fund - Institutional	1,000.00	1,003.60	4.75	0.94
Value Fund - Investor	1,000.00	1,036.50	5.18	1.01
Value Fund - Institutional	1,000.00	1,037.10	4.88	0.95

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 7/1/21	ENDING ACCOUNT VALUE 12/31/21	EXPENSES PAID DURING THE PERIOD(a) 7/1/21 - 12/31/21	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/21 - 12/31/21
Mid Cap Value Fund - Investor	$1,000.00	$1,019.66	$5.60	1.10%
Mid Cap Value Fund - Institutional	1,000.00	1,020.92	4.33	0.85
Value Plus Fund - Investor	1,000.00	1,019.51	5.75	1.13
Value Plus Fund - Institutional	1,000.00	1,020.47	4.79	0.94
Value Fund - Investor	1,000.00	1,020.11	5.14	1.01
Value Fund - Institutional	1,000.00	1,020.42	4.84	0.95

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors.com and on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 790 N. Water Street, Suite 1200, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is also available on the Commission’s website at www.sec.gov.

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file a complete schedule of portfolio holdings with the Commission for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings filed on Form N-PORT become publicly available on the Commission’s website at www.sec.gov within 60 days after the end of that Funds’ fiscal quarter. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 790 N. Water Street, Suite 1200, Milwaukee, WI, 53202.

DEFINITIONS AND DISCLOSURES

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks, uncertainties, and actual developments in the future, and their impact on the Funds could be materially different than those that are projected or implied.

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Growth and value investing each have unique risks and potential for rewards and may not be suitable for all investors. A growth investing strategy emphasizes capital appreciation and typically carries a higher risk of loss and potential reward than a value investing strategy; a value investing strategy emphasizes investments in companies believed to be undervalued.

Small-cap and large-cap investment strategies each have their own unique risks and potential for rewards and may not be suitable for all investors. Small-cap investment strategies emphasize the significant growth potential of small companies, however, small-cap securities, are generally more volatile and less liquid than those of larger companies. Large-cap investment strategies emphasize the stability of large companies, however, large-cap securities are more susceptible to momentum investments and may quickly become overpriced or suffer losses.

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaim all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of such damages.

Heartland Advisors defines market cap ranges by the following indices: micro-cap by the Russell Microcap®, small-cap by the Russell 2000®, mid-cap by the Russell Midcap®, large-cap by the Russell Top 200®.

Absolute Value is a business valuation method that uses discounted cash flow analysis to determine a company’s financial worth. Absolute value models try to determine a company’s intrinsic worth based on its projected cash flows.

Active Investing is an investment strategy involving ongoing buying and selling actions by the investor. Active investors purchase investments and continuously monitor their activity in order to exploit profitable conditions.

Active Management is the use of a human element, such as a single manager, co-managers or a team of managers, to actively manage a fund’s portfolio. Active managers rely on analytical research, forecasts, and their own judgment and experience in making investment decisions on what securities to buy, hold and sell.

Book Value is the sum of all of a company’s assets, minus its liabilities.

Bottom-up is an investment approach that de-emphasizes the significance of economic and market cycles. This approach focuses on the analysis of individual stocks and the investor focuses his or her attention on a specific company rather than on the industry in which that company operates or on the economy as a whole.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

Enterprise Value/Earnings Before Interest, Taxes, Depreciation, and Amortization (EV/EBITDA) Ratio is a financial indicator used to determine the value of a company and is calculated by dividing the entire economic value of the company (enterprise value) by its earnings before interest, taxes, depreciation, and amortization (EBITDA).

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) measures a company’s financial performance. It is used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Free Cash Flow Yield is calculated as the amount of cash a company has after expenses, debt service, capital expenditures, and dividends divided by either its current market price per share or enterprise value.

Growth Rate represents the rate of growth of equity securities within the Fund’s portfolio and is not meant as a prediction of the funds future performance, income earned by the Fund, or distributions made by the Fund. There can be no assurance that a company’s actual earnings growth rate will be consistent with the estimate.

Inflation Risk is the possibility that the value of assets or income will decrease as inflation shrinks the purchasing power of a currency.

NASDAQ 100 Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization. All indices are unmanaged. It is not possible to invest directly in an index.

Net Debt/Total Capital Ratio of a stock is calculated as a company’s interest-bearing liabilities minus cash or cash equivalents divided by its total capital, which is represented by the company’s debt and shareholders’ equity, and includes common stock, preferred stock, minority interest and net debt.

Passive Investing is an investment strategy involving limited ongoing buying and selling actions. Passive investors will purchase investments with the intention of long-term appreciation and limited maintenance.

Passive Management a style of management associated with mutual and exchange-traded funds (ETF) where a fund’s portfolio mirrors a market index.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations, shows the ability of a business to generate cash, and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Relative Value is a method of determining an asset’s value that takes into account the value of similar assets. Calculations that are used to measure the relative value of stocks include the enterprise ratio and price-to-earnings ratio.

Return on Equity is a measure of the net income after taxes that a firm is able to earn as a percent of stockholders equity.

Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price/book ratios and lower forecasted growth characteristics.

Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price/book ratios and lower forecasted growth characteristics.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

Volatility is a statistical measure of the dispersion of returns for a given security or market index which can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

All indices are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indices. Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2022 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved.

IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted financial markets and the prolonged economic impact is uncertain. The performance of the Funds’ investments depends on future developments, including the duration and spread of the outbreak. Events related to COVID-19 may result in further global economic disruption and market volatility which in turn may impact the value of each of the Fund’s investments.

The 1940 Act requires that the Funds’ investment advisory agreements be approved by the vote of a majority of the Independent Directors, cast in the manner required by the 1940 Act or pursuant to exemptive relief therefrom. At a meeting held on December 14, 2021, the Board, including all of the Independent Directors, unanimously approved a new advisory agreement (the “New Advisory Agreement”) to take effect upon the proposed change of control of the Advisor on behalf of each Fund, subject to shareholder approval of Proposal 2 in the proxy statement provided to shareholders of record on January 10, 2022.

In considering the New Advisory Agreement, the Directors reviewed the legal requirements governing their consideration of the New Advisory Agreement and the relevant factors for the Board to consider, and the Independent Directors also met in executive session on December 14, 2021, with their independent legal counsel, to discuss the approval of the New Advisory Agreement on behalf of each Fund. At or in advance of the December 14 meeting, the Directors reviewed the detailed information provided to the Board by the Advisor with respect to the Board meeting held on May 13, 2021, in connection with the Board’s annual Section 15(c) evaluation, and information that brought key portions of that prior information current, including, but not limited to, performance information, expense information and information on profitability. The Directors also reviewed information on the proposed Transaction plan and the Advisor’s succession plan.

The Directors’ approval of the New Advisory Agreement was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent, and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of each Fund in comparison to its benchmark index, a peer group and a comparison universe of similar mutual funds; (3) the advisory fees and total net operating expenses of the Funds, including comparative information with respect to a peer group and a comparison universe of similar mutual funds that was presented to the Board at the May 13, 2021 meeting; (4) a comparison of the Advisor’s services and the amounts paid by the Funds with those under the Advisor’s agreements with other clients; (5) the profitability of the Advisor with respect to the Funds; (6) the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (7) any benefits accruing to the Advisor from its relationship with the Funds. The Board also considered the Advisor’s recommendation that the proposed Transaction was in the best interest of Fund shareholders because it would permit the Funds’ investment adviser to effect an orderly, well planned succession and transfer of control from Mr. Bill Nasgovitz to Mr. Will Nasgovitz.

As part of the Board’s process, the Board reviewed and considered various materials, including, but not limited to the following:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY ADVISOR:

•	A memorandum prepared by legal counsel regarding the Transaction, as well as discussions with management and a memorandum prepared by management regarding the Transaction, including the fact that the Transaction is not expected to affect the manner in which each Fund is advised, and management’s assurances that no diminution in services provided by the Advisor will occur;

•	A summary of the qualifications and background of the Advisor’s senior management personnel, as updated;

•	A summary of the Advisor’s investment process for the Funds;

•	Information regarding the Advisor’s risk management practices;

•	Information regarding the operation of the Advisor’s business continuity plan and pandemic plan in response to the COVID-19 global pandemic, as updated;

•	Information regarding initiatives to improve operations and services, as updated;

•	Biographical information for the Fund’s portfolio management teams, as updated, noting the fact that the Advisor’s key management personnel are not expected to change following the Transaction and the current portfolio managers will continue to manage the applicable Funds;

•	The Advisor’s Form ADV Part 2A (brochure) and 2B (supplements), as updated;

•	Representative marketing publications;

•	Information regarding the Advisor’s compliance program, as updated; and

INFORMATION WITH RESPECT TO FUND PERFORMANCE AND EXPENSES:

•	Discussions with management regarding recent Fund performance and related performance data, and how it compares to performance in the prior periods;

•	Discussions with management regarding the appropriateness of each Fund’s fees and expense levels, noting that (a) the fee structure under the New Advisory Agreement is identical to the fee structure under the Existing Advisory Agreements; and (b) the fact that the Advisor has no present intention to increase the advisory fee rate or alter the contractual and voluntary expense waivers; and

•	A Section 15(c) Report and related materials prepared by FUSE Research Network, LLC (“FUSE”) using Morningstar, Inc. data comparing advisory fees, other expenses and the performance of each class of each Fund against a comparison universe as well as a smaller peer group of funds consisting of such Fund and other open-end funds classified by FUSE as having a similar investment strategy and a comparable asset level as such Fund.

•	The Board did not consider information regarding the Advisor’s performance for other managed accounts to be a material factor.

MATERIALS RELATED TO ADVISOR’S SERVICES TO OTHER ACCOUNTS:

•	A schedule of standard account minimums and fees for other accounts managed with investment strategies similar to the Funds; and

•	Information regarding the level of services provided by the Advisor for the Funds as compared to the Advisor’s other clients with investment strategies similar to the Funds.

MATERIALS RELATING TO PROFITABILITY AND ECONOMIES OF SCALE:

•	A discussion regarding the profitability analysis prepared by management, as updated during the discussion;

•	An independent study prepared by FUSE of the profitability of a group of publicly traded asset managers;

•	A summary of revenue sharing arrangements that the Advisor has with various financial intermediaries, confirming remains accurate; and

•	A memorandum prepared by management discussing economies of scale.

INFORMATION RELATING TO ADVISOR’S FINANCIAL STRENGTH:

•	The Advisor’s financial statements and independent auditor’s report for the years ended December 31, 2020 and December 31, 2019;

•	Consolidated financial statements of Heartland Holdings, Inc. (the Advisor’s parent company) and its subsidiary and independent auditor’s report for the years ended December 31, 2020 and December 31, 2019;

•	Consolidated financial information for Heartland Holdings, Inc. for the third quarter ended September 30, 2021 (unaudited);

•	The Advisor’s historical assets under management for the past ten years;

•	Heartland Holdings’ consolidated financial projections; and

•	The Advisor’s management succession and personnel contingency plan, including information on the proposed Transaction.

In considering the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who was present at all times at the December 14, 2021 meeting, including the executive session, and who provided a memorandum that outlined the duties and responsibilities of the Board in connection with approving the New Advisory Agreement.

In reviewing and discussing this information, the Independent Directors took into account information regularly provided at the Board’s quarterly meetings throughout the year regarding the services provided by the Advisor, the performance of the Funds, expenses, the Funds’ compliance program, asset flows, sales and marketing updates and other relevant matters. The Board also took into account that the changes to terms in the New Advisory Agreement from the Existing Advisory Agreements are generally to conform to current regulatory requirements and industry best practices and to specify the additional advisory and operational services the Advisor provides as investment adviser to the Funds. After considering this information, the Board, including all of the Independent Directors, reached the following conclusions:

•	The nature and extent of the services provided by the Advisor are appropriate for the investment objectives and programs of the Value Plus Fund, Value Fund and Mid Cap Value Fund and are appropriate to assure that each Fund’s operations are conducted in compliance with their investment objectives and strategies, and in compliance with applicable laws, rules and regulations.

•	The Advisor provides a high quality of services to the Funds, based upon: (a) The Advisor’s consistent value investment process, which has been in place for over 37 years; (b) the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Funds by, investment personnel of the Advisor both before and after the proposed Transaction; (c) the extensive other services provided by the Advisor that benefit the Funds, including compliance services, pricing and risk management services, business continuity services; oversight of service providers and other operational services, such as the provision of Fund officers and office space; and (d) the overall reputation and capabilities of the Advisor. In addition, the Funds and their shareholders benefit from the Advisor’s payments to financial intermediaries for the provision of distribution services and shareholder services.

•	The proposed change of control should not have a significant impact on the services the Advisor provides to the Funds because the Transaction is not expected to affect the manner in which each Fund is advised and the Advisor provided assurances that no diminution in services provided by the Advisor will occur, and the fact that the Company’s key management personnel are not expected to change following the Transaction and the current portfolio managers will continue to manage the applicable Funds.

•	The Funds’ positive near-term absolute and relative performance, and their positive longer-term performance, noting that the Funds are designed to provide a degree of downside protection, which impacts upside capture. The directors concluded that each Fund and its shareholders were likely to benefit from the Advisor’s continued management under the New Advisory Agreement.

•	The advisory fees charged to the Funds are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, and those fees are competitive, taking into account all relevant circumstances, with fees paid by peer funds and fees charged by the Advisor to other accounts it manages under similar investment strategies.

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable.

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the New Advisory Agreement and the Advisor has used these resources and revenues to manage the operations of the Funds in an effective manner that is beneficial to shareholders under the Existing Advisory Agreements.

•	The proposed Transaction will preserve the Funds’ character, while promoting the long-term continuity of the Advisor.

With regard to economies of scale, the directors concluded that the Funds’ current fee levels represent an appropriate sharing of economies of scale with shareholders. The Directors considered the current expense limitation agreement in place for the Mid Cap Value Fund, as well as the voluntary waivers in place with respect to the Institutional share class of the Value Plus and Value Funds, which provide benefits to shareholders. The Directors also considered the proposed expense limitation agreement for the Mid Cap Value Fund, which was substantially similar to the existing agreement, and will be effective upon the effective date of the New Advisory Agreement. The directors also noted that the Advisor continues to invest in resources that benefit the Funds, such as portfolio management support, trading systems, office space and technology.

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). The Board considered the benefits to the Advisor from soft dollar arrangements whereby the Advisor receives investment research and related services from an executing broker-dealer and through commission sharing arrangements with agency broker-dealers that execute the Funds’ purchases and sales of securities. The Board considered that the research services received from broker-dealers are used to service all accounts managed by the Advisor, including the Funds, and that the Advisor’s separately managed account clients benefit from the research obtained from broker-dealers. While difficult to measure, the directors concluded that the benefits the Advisor receives are fairly modest, and the Board determined such products and services have been used for legitimate purposes beneficial to the Funds by providing assistance in the investment decision making process. The Advisor also experiences brand and name recognition and other modest benefits due to its association with the Funds. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

The Directors reached these conclusions after carefully considering all of the information provided by management and after taking into account recent developments and circumstances affecting the Funds. They concluded that the information and materials provided addressed all of the relevant matters that they considered necessary or advisable to assess the performance of the Funds and the performance of the Advisor under the New Advisory Agreement. All of the factors discussed above were considered separately by the Board, including by the Independent Directors in executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination to approve the New Advisory Agreement.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance, and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be independent directors for purposes of the 1940 Act. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 790 North Water Street, Suite 1200, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Optimum Funds, May 2003 to present (6 mutual funds).
Dale J. Kent Date of Birth: 11/52	Director and Chair of the Audit Committee	Since 8/03	Vice President-Capital Markets (part-time), Continental Properties Company, since February 2018; Director (part-time) R&R insurance, September 2017 to December 2019; Director (part-time),Continental Properties Company, September 2017 to February 2018; Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002 to July 2017; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None
Ward D. Armstrong Date of Birth: 1/54	Director and Chair of the Nominating and Governance Committee	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	Trustee, ALPS Series Trust, May 2016 to present (11 registered funds).

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
William (“Will”) R. Nasgovitz(3) Date of Birth: 4/78	Chief Executive Officer President and Director	Since 5/12 Since 1/20	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., since 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	3	N/A
Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A
Vinita K. Paul Date of Birth: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Secretary	Since 8/08 Since 12/16; 8/08 — 5/16 Since 2/14 Since 4/17	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016 and since December 2016; Assistant Secretary, Heartland Group, Inc., May 2016 to April 2017; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Will”) R. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor. Will is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, and Ward D. Armstrong. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of those responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended December 31, 2021.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re- election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had three meetings during the twelve months ended December 31, 2021.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We are committed to discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s

10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

Distributed by ALPS Distributors, Inc.	HLF006848/0223

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.
(c)	During the period covered by the report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.
(d)	During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the code of ethics adopted in Item 2(a) above.
(e)	Not applicable.
(f)	The registrant’s code of ethics is attached as Exhibit 13(a)(1) hereto.
Item 3.	Audit Committee Financial Expert.
(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(a)(2)	The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4.	Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds $54,000 were for the fiscal year ended December 31, 2021 and $54,000 for the fiscal year ended December 31, 2020.

Audit-Related Fees
(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2021 and $7,902 for the fiscal year ended December 31, 2020.

Tax Fees
(c)

The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $13,500 for the fiscal year ended December 31, 2021 and $13,500 for the fiscal year ended December 31, 2020.

All Other Fees
(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2020.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures: The Audit Committee of the Funds must pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Chairman of the Audit Committee may pre-approve non-audit services (not to exceed $10,000) to be performed by the Registrants’ principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable
(c)	0%
(d)	Not applicable
(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2020.

(h)	Not applicable.
Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.
(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.
(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.
(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	None.
(a)(4)	Not applicable.
(b)

The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 23, 2022

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	February 23, 2022